ACTIVE 691624996v8 TERMINATION AND SECURITY AGREEMENT This TERMINATION AND SECURITY AGREEMENT (this “Agreement”) is entered into effective as of December 14, 2023 (the “Effective Date”), by and among Electriq Power Holdings, Inc., a Delaware corporation (f/k/a TLG Acquisition One Corp.) (the “Company”), and Meteora Capital, LLC and its affiliated entities set forth on the signature page hereto (collectively, “Meteora”). RECITALS WHEREAS, the Company and Meteora previously entered into that certain Confirmation of an OTC Equity Prepaid Forward Transaction, dated as of July 23, 2023 (the “Forward Purchase Agreement”); WHEREAS, in connection and concurrently with the entry into the Forward Purchase Agreement, the Company and Meteora entered into that certain FPA Funding Amount PIPE Subscription Agreement, dated as of July 23, 2023 (the “Subscription Agreement”); and WHEREAS, the parties wish to amend and terminate the Forward Purchase Agreement and the Subscription Agreement and the transactions contemplated thereby (collectively, the “Original Agreements”) effective upon the issuance of a Warrant (as defined below) as set forth herein, in respect of which the parties each hereby acknowledge the receipt and sufficiency of good and valuable consideration. NOW, THEREFORE, upon these premises, the parties hereby agree as follows: ARTICLE 1 TERMINATION Section 1.1 Termination of Original Agreements. The parties hereby agree that the Original Agreements shall terminate and be of no further force or effect, other than the section entitled “Other Provisions — (i) Securities Contract; Swap Agreement” and the section entitled “Other Provisions — (d) Indemnification” of the Forward Purchase Agreement, which will remain in full force and effect, upon the issuance of the Warrant as set forth herein which issuance shall constitute full satisfaction of all obligations owed by the Company or Meteora to the other under the Original Agreements; provided, that the parties hereby acknowledge and agree that, immediately prior to the effectiveness of the termination of the Forward Purchase Agreement: (a) the Number of Shares, equal to 3,734,062 Shares, shall be deemed free and clear of all obligations with respect to the Seller (including, but not limited to, Settlement and Optional Early Terminations) and subtracted from the Number of Shares, such that the Number of Shares shall be equal to zero; (b) the Prepayment Shortfall shall be deemed repaid in full to Seller and no future Shortfall Sales shall be made; and (c) a Valuation Date will be deemed to have occurred, provided, that the Maturity Consideration owed to Seller in connection therewith shall be deemed satisfied in full upon the issuance of the Warrant as set forth herein. For purposes of this Section 1.1, terms used and not otherwise defined shall have the meaning set forth in the Forward Purchase Agreement.

2 ACTIVE 691624996v8 Section 1.2 Consideration Warrant. The parties further agree that in consideration of the termination of the Original Agreements, Meteora shall receive, concurrently with the execution of this Agreement, a warrant to purchase 3,500,000 shares of Class A common stock, par value $0.0001 per share, of the Company (“Common Stock”), in the form attached hereto as Exhibit A (the “Warrant”) subject to the terms, conditions, adjustments and limitations set forth in the Warrant; provided, that in addition to the terms of the Warrant as set forth therein: (a) the payment and performance in full of all of the Company’s obligations under the Warrant shall be subject to the security interest set forth in Article 2 herein; (b) at the written request of Meteora (the “Registration Request”), the Company shall use its best efforts to file (at the Company’s sole cost and expense) with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of all Warrant Shares (as defined in the Warrant) issuable upon exercise of the Warrant (the “Registration Statement”), and have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earliest of (i) the 60th calendar day (or 105th calendar day if the SEC notifies the Company that it will “review” the Registration Statement) following the Registration Request and (ii) the 5th Business Day (as defined below) after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review. Upon notification by the SEC that the Registration Statement has been declared effective by the SEC, within two Business Days thereafter, the Company shall file the final prospectus under Rule 424 of the Securities Act of 1933, as amended (the “Securities Act”), containing a “plan of distribution” reasonably agreeable to Meteora. The Company shall not identify Meteora as a statutory underwriter in the Registration Statement unless requested by the SEC. The Company will use its reasonable best efforts to keep the Registration Statement covering the resale of the Warrant Shares as described above continuously effective (except for customary blackout periods, up to twice per year and for a total of up to 15 calendar days (and not more than 10 calendar days in an occurrence), if and when the Company is in possession of material non-public information the disclosure of which, in the good faith judgment of the Company’s board of directors, would be prejudicial, and the Company agrees to promptly notify Meteora of any such blackout determination) until all such Warrant Shares have been sold or may be transferred without any restrictions including the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or the volume and manner of sale limitations under Rule 144 under the Securities Act. Meteora will promptly deliver customary representations and other documentation reasonably acceptable to the Company, its counsel and/or its transfer agent in connection with the Registration Statement, including those related to selling shareholders and to respond to SEC comments. If requested by Meteora, the Company shall remove or instruct its transfer agent to remove any restrictive legend with respect to transfers under the Securities Act from any and all Warrant Shares held by Meteora if (1) the Registration Statement is and continues to be effective under the Securities Act, (2) such Warrant Shares are sold or transferred pursuant to Rule 144 under the Securities Act (subject to all applicable requirements of Rule 144 being met) or (3) such Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Warrant Shares and without volume or manner-of-sale restrictions; provided that Meteora shall have timely provided customary representations and other documentation reasonably acceptable to the Company, its counsel and/or its transfer agent in connection therewith. Any fees (with respect to the transfer agent, Company’s counsel or otherwise) associated with the issuance of any legal opinion required by the Company’s transfer agent or the removal of such legend shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will, no later than 5 Business Days following the delivery by Meteora to the Company or the transfer agent (with notice to the Company) of customary representations and other documentation reasonably acceptable to the Company, its counsel and/or its transfer agent, remove the restrictive legend

3 ACTIVE 691624996v8 related to the book entry account holding the Warrant Shares and make a new, unlegended book entry for the Warrant Shares; and (c) the following definitions shall apply: i. “Bankruptcy Event” means the occurrence of any the following events: (A) the Company or any subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof, (B) there is commenced against the Company or any subsidiary thereof any such case or proceeding that is not dismissed within 30 days after commencement, (C) the Company or any subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (D) the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 30 calendar days after such appointment, (E) the Company or any subsidiary thereof makes a general assignment for the benefit of creditors, (F) the Company or any subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (G) the Company or any subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing; ii. a “Delisting Event” shall be deemed to occur if the Company’s Class A Common Stock ceases to be listed on a national securities exchange or upon the filing of a Form 25 (and, in each case, if the Company fails to relist on such national securities exchange or list on a different national securities exchange within 10 calendar days); and iii. a “Registration Failure” shall be deemed to occur either (1) if the Company fails to file the Registration Statement with the Commission, or, if filed, such Registration Statement is not declared effective within two years from the Effective Date, or (2) if the Registration Statement, after it is declared effective, ceases to be effective for more than 180 calendar days during the period from the date it is declared effective until two years from the Effective Date. For purposes of this Section 1.2, terms used and not otherwise defined herein shall have the meaning set forth in the Warrant. Section 1.3 Meteora Financing Commitment. Subject to and conditional on the Company raising a minimum of $7,000,000 of total capital in a future capital raise (the “Future PIPE Financing”), Meteora hereby agrees to participate in the Future PIPE Financing in an aggregate amount equal to $500,000 on terms pari-passu to any similarly-situated co-investor in the Future PIPE Financing. Section 1.4 Mutual Release. In consideration of the agreements, covenants, representations and undertakings of the parties under this Agreement, each party, on behalf of itself and its current and former direct and indirect parents, subsidiaries, affiliates, employees, officers, directors, managers, independent contractors, consultants, financial advisors, counsel, accountants, representatives, other agents, shareholders, partners, members, equityholders, successors and assigns (collectively, “Releasors”), hereby irrevocably and unconditionally forever discharges with prejudice, releases and waives the other party and its respective current and former direct and indirect parents, subsidiaries, affiliates, employees, officers, directors, managers, independent contractors, consultants, financial advisors, counsel, accountants, representatives, other agents, shareholders, partners, members, equityholders successors and assigns (collectively, “Released Parties”) of and from any and all actions, arbitrations, assessments, audits, claims, complaints, contests, controversies, demands, examinations, hearings, inquiries, investigations, litigations, proceedings or suits, in each case, whether civil, criminal, administrative, judicial, regulatory, investigative

4 ACTIVE 691624996v8 or otherwise, awards, costs, damages, deficiencies, diminution in value, encumbrances, equitable interests, preferential rights or other real or personal rights, privileges, restrictions on transfer, rights of first refusal, rights of way, security interests, restrictions of any kind or other similar encumbrance, in each case, of any character or kind whatsoever, including any restrictions on use, voting, sale, transfer, receipt of income or exercise of any attribute of ownership whatsoever, expenses, fees, fines, orders, writs, judgments, injunctions, decrees, directives, stipulations, determinations or awards entered by or with any governmental authority, interest, liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise, losses, payments, penalties, settlements (whether voluntary or otherwise) of any of the foregoing, tax liabilities or taxes, in each case, of any character or kind whatsoever, including attorneys’ and other third- party fees and expenses, all amounts paid in defense, investigation or settlement of any of the foregoing, causes of action, debts, bonds, contracts, promises, remuneration, rights (including rights of indemnification, advancement, contribution and other similar rights, from whatever source, whether arising pursuant to any contract, applicable law or otherwise), protests, dues, sums of money, accounts, reckonings, bills, specialties, covenants, agreements, variances, trespasses, extents and executions, of every kind and nature whatsoever, arising by any means (including subrogation, assignment, reimbursement, operation of law or otherwise), whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law or equity, absolute, contingent or noncontingent, direct or indirect, liquidated or unliquidated, disputed or undisputed, accrued or unaccrued, or otherwise related or with respect to, or in connection with, or arising out of, directly or indirectly, any event, fact, condition, circumstance, occurrence act or omission that was in existence, or that occurred or failed to occur, at or prior to the date hereof, which any of such Releasors ever had, now have or hereafter can, shall or may have against any of such Released Parties for, upon or by reason of any matter, cause or thing whatsoever from the beginning of time through the date of this Agreement arising out of or relating to the Original Agreements and the transactions or matters contemplated thereby (collectively, “Claims”), except for any Claims relating to rights and obligations preserved by, created by or otherwise arising out of this Agreement and the Warrant. ARTICLE 2 SECURITY INTEREST Section 2.1 Grant of Security Interest. The Company hereby grants Meteora, to secure the payment and performance in full of all of the Company’s obligations under the Warrant, a continuing security interest in, and pledges to Meteora, the Collateral (as defined below), wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. “Collateral” consists of (i) all goods, accounts (including receivables), equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, securities accounts, securities entitlements and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and (ii) all the Company’s books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. Section 2.2 UCC Financing Statements. The Company hereby authorizes Meteora to file financing statements, without notice to the Company, with all jurisdictions deemed necessary or appropriate by Meteora to perfect or protect Meteora’s security interest or rights hereunder.

5 ACTIVE 691624996v8 ARTICLE 3 REPRESENTATIONS AND WARRANTIES Each party represents and warrants to the other party, severally and not jointly, as to itself only, that: (a) It has the full right, power and authority to enter into this Agreement and Warrant and to perform its obligations thereunder. (b) The execution of this Agreement by the individual whose signature is set forth at the end of this Agreement on behalf of such party, and the delivery of this Agreement by such party, have been duly authorized by all necessary action on the part of such party. (c) This Agreement has been executed and delivered by such party and (assuming due authorization, execution, and delivery by the other parties) constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by (i) laws relating to bankruptcy, winding-up, insolvency, reorganization, moratorium, liquidation, arrangement, fraudulent preference, conveyance, assignment and preference and other similar laws and principles of equity of general application affecting creditors’ rights and (ii) the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction. (d) It (i) knows of no claims or rights against any other party relating to or arising out of the Original Agreements that are not covered by the release contained in this Agreement and (ii) has neither assigned nor transferred any of the claims or rights released in this Agreement to any person and no person has subrogated to, or has any interest or rights in, any claims or rights relating to or arising out of the Original Agreements. ARTICLE 4 GENERAL PROVISIONS Section 4.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one Business Day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid) or (iv) four Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 4.1. A courtesy electronic copy of any notice sent by methods (i), (iii) or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 4.1. For purposes of this Agreement, “Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are open for the general transaction of business.

6 ACTIVE 691624996v8 Section 4.2 Indemnification. The indemnification provisions set forth in the section entitled “Other Provisions — (d) Indemnification” of the Forward Purchase Agreement shall apply to this Agreement and are incorporated by reference herein. Section 4.3 No Bankruptcy. The Company and its subsidiaries have not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its subsidiaries will not be Insolvent (as defined below) after giving effect to the transactions contemplated hereby. For purposes of this Section 4.3, “Insolvent” means that as of the date hereof (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total indebtedness or (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities reach their scheduled maturities. Section 4.4 Reimbursement of Fees and Expenses. The Company shall reimburse Meteora for up to $50,000 in documented legal and other expenses incurred in connection with the entry into this Agreement and other related transactions. Section 4.5 Entire Agreement. This Agreement, together with the Warrant, constitutes the entire agreement among the parties with respect to the subject matter hereof. No integration provision of any other agreement to which Meteora and the Company are a party shall be deemed to affect Meteora’s rights or the Company’s obligations hereunder. Section 4.6 Severability. Each provision of this Agreement will be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality will not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal. Section 4.7 Amendments. This Agreement may not be modified or amended or the rights of any party hereunder waived unless such modification, amendment or waiver is effected by a written instrument expressly modifying, amending or waiving this Agreement or the rights of a party hereunder, which instrument is executed by all the parties hereto. Section 4.8 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company shall not assign its rights or obligations hereunder without the prior written consent of Meteora. No assignment shall relieve the Company of any of its obligations hereunder. Section 4.9 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the parties hereto and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. Section 4.10 Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts together will constitute one agreement. Signatures of parties transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign) shall be deemed to be their original signatures for any purpose whatsoever. The use of electronic signatures and electronic records (including, without

7 ACTIVE 691624996v8 limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Section 4.11 Applicable Law and Exclusive Forum. The validity, interpretation, and performance of this Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company and Meteora hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. The Company and Meteora hereby waive any objection to such jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, this Section 4.11 shall not apply to any action, proceeding or claim brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. (Signature Page Follows)

(Signature Page to Termination and Security Agreement) ACTIVE 691624996v8 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. Electriq Power Holdings, Inc. By: /s/ Frank Magnotti Name: Frank Magnotti Title: Chief Executive Officer Meteora Capital, LLC; Meteora Special Opportunity Fund I, LP; Meteora Capital Partners, LP; Meteora Select Trading Opportunities Master, LP By: /s/ Vikas Mittal Name: Vikas Mittal Title: Managing Member & CEO

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